STATE OF)) ss. COUNTY OF) Witness my hand and Official Seal.	I hereby certify that the within instrument was filed for record in ______ County, State of ______.	No. ____ Book ____ Page ____ Date: ____ Request of: ____
Indexed Paged Blotted	County Recorder By ______ Deputy	Fee: ____

When recorded, mail to:

STATE OF NEW MEXICO } SS.
County of Luna
I certify that this instrument was filed for record at 10:55A-M.

MAR 2 4 2004

Reception No 2004-01783
County Clerk
Deputy

2 Pgs.

NMMC # 11058

NOTICE OF MINING CLAIM

1. TYPE OF NOTICE: X Location ☐ Amendment ☐ Relocation
2. TYPE OF CLAIM: ☐ Placer X Lode ☐ Millsite ☐ Tunnelsite
3. The name and address of the Locator is

Homeland Resources
NAME

820 Piedra Vista NE
ADDRESS

Albuquerque | New Mexico | 87123
CITY | STATE | ZIP

4. The name of the claim is HR# 1.
5. The date of the location is March 16, 2004.
6. The claim is 1500 feet long and 600 feet wide. The distance from the Location monument to each end of the claim is 1490 feet in a South direction and 300 feet in a E-W direction.
7. The general course of the claim is from the North to the South.
8. The location of the claim is in Section 27, Township 26 S, Range 13 W, New Mexico Base and Meridian, Cedar Mining District, Luna County, State of New Mexico.
9. If amending or relocating, the previous claim name was ______ recorded in Docket (Book) ______ page(s) ______, ______ Mining District, ______ County, State of ______.
10. The location of the claim with reference to a natural object or permanent monument is -Approximately 1 mile south-south west of Sheep Mt.

Date March 16 2004

Leroy Halterman (signature) Agent

Same as Above
(address)

(city/state/zip)

MAP OF MINING CLAIM LOCATION

1. The name of the claim is HR # 1.
2. The Northwest corner of the claim is 5300 feet in a East Direction direction to a survey monument or permanent natural object described as Corners of Section 20,21,28 & 28.
3. The type of location monument is a 4' by 2"X2" Wooden Post or Rock Monument.
   The type of corner and end monument are a 4' by 2"X2" Wooden Post or Rock Monument.
4. The bearing and distance between the corners of the claim are beginning at the Northwest corner of the claim, 600 feet in a East direction to the Northeast Corner corner, then 1500 feet in a South direction to the Southeast Corner corner, then 600 feet in a West direction to the Southwest Corner corner, then 1500 feet in a North direction to the point of beginning.

MAP

One inch - One thousand feet

ONE SQUARE MILE



N
W
E
S
4974
#1
#2
#3
#4
#5
#6
Prospect
4800
27
+4820
4764
4800
Grove
Cedar

Section 27 Range 13W Township 26S Base and Meridian.

New Mexico

Date March 16, 2004

(signature)

01783

STATE OF) I hereby certify that the within instrument was No.
) ss. filed for record in ______ County Book ______ Page
COUNTY OF) State of ______ Date ______
Witness my hand and Request of ______
Official Seal.

Indexed Paged Blotted

County Recorder

By ______
Deputy

When recorded, mail to:

STATE OF NEW MEXICO } SS.
County of Luna
I certify that this instrument was filed for record at 10:58 A.M.

MAR 24 2004

Reception No. 2004-01784
Luna County Clerk
Deputy

2 pgs.

NOTICE OF MINING CLAIM

1. TYPE OF NOTICE: ☒ Location ☐ Amendment ☐ Relocation
2. TYPE OF CLAIM: ☐ Placer ☒ Lode ☐ Millsite ☐ Tunnelsite
3. The name and address of the Locator is

Homeland Resources
NAME

820 Piedra Vista NE
ADDRESS

Albuquerque	New Mexico	87123
CITY	STATE	ZIP

4. The name of the claim is HR# 2.
5. The date of the location is March 16, 2004.
6. The claim is 1500 feet long and 600 feet wide. The distance from the Location monument to each end of the claim is 1490 feet in a South direction and 300 feet in a E-W direction.
7. The general course of the claim is from the North to the South.
8. The location of the claim is in Section 27, Township 26 S, Range 13 W, New Mexico Base and Meridian, Cedar Mining District, Luna County, State of New Mexico.
9. If amending or relocating, the previous claim name was ______ recorded in Docket (Book) ______ page(s) ______, ______ Mining District, ______ County, State of ______.
10. The location of the claim with reference to a natural object or permanent monument is Approximately 1 mile south-south west of Sheep Mt.

Date March 16 2004

Leroy Halterman (signature) Agent

Same as Above
(address)

(city/state/zip)

MAP OF MINING CLAIM LOCATION

1. The name of the claim is HR # 2
2. The Northwest corner of the claim is 5900 feet in a East Direction direction to a survey monument or permanent natural object described as Corners of Section 20,21,28 & 28
3. The type of location monument is a 4' by 2"X2" Wooden Post or Rock Monument
   The type of corner and end monument are a 4' by 2"X2" Wooden Post or Rock Monument
4. The bearing and distance between the corners of the claim are beginning at the Northwest corner of the claim, 600 feet in a East direction to the Northeast Corner corner, then 1500 feet in a South direction to the Southeast Corner corner, then 600 feet in a West direction to the Southwest Corner corner, then 1500 feet in a North direction to the point of beginning.

MAP

One inch - One thousand feet

ONE SQUARE MILE



N
W
E
S
4974
#1
#2
#3
#4
#5
#6
4800
X Prospect
1
2
3
4
5
6
+4820
27
4764
Grove
4800
Cedar

Section 27 Range 13W Township 26S

New Mexico Base and Meridian.

Date March 16, 2004

(signature)

01784

STATE OF) ss.
COUNTY OF)
Witness my hand and Official Seal.
Indexed Paged Blotted

I hereby certify that the within instrument was filed for record in ______ County, State of ______.

County Recorder

By ______
Deputy

No. Book Date Reception

When recorded, mail to:

STATE OF NEW MEXICO } SS.
County of Luna
I certify that this instrument was fi for record at 11:03 A.M.

NOTICE OF MINING CLAIM

MAR 24 2004

Reception No. 2004-0178
Dep

2 pgs.

1. TYPE OF NOTICE: X Location ☐ Amendment ☐ Relocation
2. TYPE OF CLAIM: ☐ Placer X Lode ☐ Millsite ☐ Tunnelsite
3. The name and address of the Locator is

Homeland Resources
NAME

820 Piedra Vista NE
ADDRESS

Albuquerque | New Mexico | 87123
CITY | STATE | ZIP

4. The name of the claim is HR# 3.
5. The date of the location is March 16, 2004.
6. The claim is 1500 feet long and 600 feet wide. The distance from the Location monument to each end of the claim is 1490 feet in a South direction and 300 feet in a E-W direction.
7. The general course of the claim is from the North to the South.
8. The location of the claim is in Section 27, Township 26 S, Range 13 W, New Mexico Base and Meridian, Cedar Mining District, Luna County, State of New Mexico.
9. If amending or relocating, the previous claim name was ______ recorded in Docket (Book) ______ page(s) ______, ______ Mining District, ______ County, State of ______.
10. The location of the claim with reference to a natural object or permanent monument is Approximately 1 mile south-south west of Sheep Mt.

Date March 16 2004

Leroy Halterman (signature) Agent
Same as Above
(address)

(city/state/zip)

MAP OF MINING CLAIM LOCATION

1. The name of the claim is HR # 3.
2. The Northwest corner of the claim is 6500 feet in a East Direction direction to a survey monument or permanent natural object described as Corners of Section 20,21,28 & 28.
3. The type of location monument is a 4' by 2"X2" Wooden Post or Rock Monument.
   The type of corner and end monument are a 4' by 2"X2" Wooden Post or Rock Monument.
4. The bearing and distance between the corners of the claim are beginning at the Northwest corner of the claim, 600 feet in a East direction to the Northeast Corner corner, then 1500 feet in a South direction to the Southeast Corner corner, then 600 feet in a West direction to the Southwest Corner corner, then 1500 feet in a North direction to the point of beginning.

MAP

One inch - One thousand feet

ONE SQUARE MILE



N
W
E
S
4974
#1
#2
#5
#6
4800
Prospect
27
4820
4764
Grove
4800
Cedar

Section 27 Range 13W Township 26S Base and Meridian.
New Mexico

Date March/6, 2004 (signature)

01785

STATE OF)) ss. COUNTY OF) Witness my hand and Official Seal. Indexed Paged Blotted	I hereby certify that the within instrument was filed for record in ______ County, State of ______. ______ County Recorder By ______ Deputy	No. Book Page Date: Request of:

When recorded, mail to:

STATE OF NEW MEXICO
County of Luna
I certify that this instrument was filed for record at 11:08 A M
MAR 24 2004
Reception No. 2004-01786
Natalie Pacheco County Clerk
Deputy
2 pgs

NOTICE OF MINING CLAIM

1. TYPE OF NOTICE: ☒ Location ☐ Amendment ☐ Relocation
2. TYPE OF CLAIM: ☐ Placer ☒ Lode ☐ Millsite ☐ Tunnelsite
3. The name and address of the Locator is

Homeland Resources
NAME

820 Piedra Vista NE
ADDRESS

Albuquerque — New Mexico — 87123
CITY — STATE — ZIP

4. The name of the claim is HR# 4.
5. The date of the location is March 16, 2004.
6. The claim is 1500 feet long and 600 feet wide. The distance from the Location monument to each end of the claim is 1490 feet in a South direction and 300 feet in a E-W direction.
7. The general course of the claim is from the North to the South.
8. The location of the claim is in Section 27, Township 26 S, Range 13 W, New Mexico Base and Meridian, Cedar Mining District, Luna County, State of New Mexico.
9. If amending or relocating, the previous claim name was ______ recorded in Docket (Book) ______ page(s) ______, ______ Mining District, ______ County, State of ______.
10. The location of the claim with reference to a natural object or permanent monument is Approximately 1 mile south-south west of Sheep Mt.

Date March 16, 2004

Leroy Halterman (signature) Agent

Same as Above
(address)

(city/state/zip)

MAP OF MINING CLAIM LOCATION

1. The name of the claim is HR # 4.
2. The Northwest corner of the claim is 7100 feet in a East Direction direction to a survey monument or permanent natural object described as Corners of Section 20,21,28 & 28.
3. The type of location monument is a 4' by 2"X2" Wooden Post or Rock Monument.
   The type of corner and end monument are a 4' by 2"X2" Wooden Post or Rock Monument.
4. The bearing and distance between the corners of the claim are beginning at the Northwest corner of the claim, 600 feet in a East direction to the Northeast Corner corner, then 1500 feet in a South direction to the Southeast Corner corner, then 600 feet in a West direction to the Southwest Corner corner, then 1500 feet in a North direction to the point of beginning.

MAP

One inch - One thousand feet

ONE SQUARE MILE



N
W
E
S
#1
#2
#3
#4
#5
#6
Prospect
4800
27
4820
4764
Grove
Cedar

Section 27 Range 13W Township 26S Base and Meridian.
New Mexico

Date March 16, 2004

(signature)

01786

STATE OF) I hereby certify that the within instrument was filed for record in ______ County,
) ss.
COUNTY OF) State of ______.
Witness my hand and Official Seal.

Indexed Paged Blotted

County Recorder

By ______
Deputy

No. ______
Book ______
Date: ______
Request of: ______
Fee: ______

When recorded, mail to:

STATE OF NEW MEXICO } SS.
County of Luna
I certify that this instrument was filed for record at 11:10 A. M.

MAR 24 2004

Reception No 2004-01787
Julie Pacheco, County Clerk
[signature] Deputy

2 pgs.

NOTICE OF MINING CLAIM

1. TYPE OF NOTICE: ☒ Location ☐ Amendment ☐ Relocation
2. TYPE OF CLAIM: ☐ Placer ☒ Lode ☐ Millsite ☐ Tunnelsite
3. The name and address of the Locator is

Homeland Resources
NAME

820 Piedra Vista NE
ADDRESS

Albuquerque | New Mexico | 87123
CITY | STATE | ZIP

4. The name of the claim is HR # 5.
5. The date of the location is March 16, 2004.
6. The claim is 1500 feet long and 600 feet wide. The distance from the Location monument to each end of the claim is 1490 feet in a South direction and 300 feet in a E-W direction.
7. The general course of the claim is from the North to the South.
8. The location of the claim is in Section 27, Township 26 S, Range 13 W, New Mexico Base and Meridian, Cedar Mining District, Luna County, State of New Mexico.
9. If amending or relocating, the previous claim name was ______ recorded in Docket (Book) ______ page(s) ______, ______ Mining District, ______ County, State of ______.
10. The location of the claim with reference to a natural object or permanent monument is Approximately 1 mile south-south west of Sheep Mt.

Date March 16 2004

[signature]
Leroy Halterman (signature) Agent

Same as Above
(address)

(city/state/zip)

MAP OF MINING CLAIM LOCATION

1. The name of the claim is HR # 15.
2. The Northwest corner of the claim is 7700 feet in a East Direction direction to a survey monument or permanent natural object described as Corners of Section 20,21,28 & 28.
3. The type of location monument is a 4' by 2"X2" Wooden Post or Rock Monument.
   The type of corner and end monument are a 4' by 2"X2" Wooden Post or Rock Monument.
4. The bearing and distance between the corners of the claim are beginning at the Northwest corner of the claim, 600 feet in a East direction to the Northeast Corner corner, then 1500 feet in a South direction to the Southeast Corner corner, then 600 feet in a West direction to the Southwest Corner corner, then 1500 feet in a North direction to the point of beginning.

MAP



N
W
E
S

One inch - One thousand feet

ONE SQUARE MILE



4974
#1
#2
#3
#4
#5
#6
4800
Prospect
1
2
3
4
27
4820
4764
4800
Grove
Cedar

Section 27 Range 13W Township 26S Base and Meridian.

New Mexico

Date March 16, 2004 (signature)

01787

STATE OF) I hereby certify that the within instrument was filed for record in ____________ County, State of ____________.
) ss.
COUNTY OF)
Witness my hand and Official Seal.

Indexed Paged Blotted

County Recorder

By ____________

Deputy

When recorded, mail to:

No. Book Date Request

Fee:

STATE OF NEW MEXICO } SS.
County of Luna
I certify that this instrument was filed for record at 11:11 A. M.

MAR 24 2004

Reception No. 2004-01788
Natalie Pacheco County Clerk
Deputy

2 pgs

NOTICE OF MINING CLAIM

1. TYPE OF NOTICE: ☒ Location ☐ Amendment ☐ Relocation
2. TYPE OF CLAIM: ☐ Placer ☒ Lode ☐ Millsite ☐ Tunnelsite
3. The name and address of the Locator is

Homeland Resources
NAME

820 Piedra Vista NE
ADDRESS

Albuquerque New Mexico 87123
CITY STATE ZIP

4. The name of the claim is HR # 6
5. The date of the location is March 16, 2004.
6. The claim is 1500 feet long and 600 feet wide. The distance from the Location monument to each end of the claim is 1490 feet in a South direction and 300 feet in a E-W direction.
7. The general course of the claim is from the North to the South.
8. The location of the claim is in Section 27, Township 26 S, Range 13 W, New Mexico Base and Meridian, Cedar Mining District, Luna County, State of New Mexico.
9. If amending or relocating, the previous claim name was ____________ recorded in Docket (Book) ____________ page(s) ______, ____________ Mining District, ____________ County, State of ____________.
10. The location of the claim with reference to a natural object or permanent monument is Approximately 1 mile south-south west of Sheep Mt.

Date March 16 2004

Leroy Halterman (signature) Agent

Same as Above
(address)

____
(city/state/zip)

MAP OF MINING CLAIM LOCATION

1. The name of the claim is HR # 6.
2. The Northwest corner of the claim is 2300 feet in a East Direction direction to a survey monument or permanent natural object described as Corners of Section 20,21,28 & 28.
3. The type of location monument is a 4' by 2"X2" Wooden Post or Rock Monument.
   The type of corner and end monument are a 4' by 2"X2" Wooden Post or Rock Monument.
4. The bearing and distance between the corners of the claim are beginning at the Northwest corner of the claim, 600 feet in a East direction to the Northeast Corner corner, then 1500 feet in a South direction to the Southeast Corner corner, then 600 feet in a West direction to the Southwest Corner corner, then 1500 feet in a North direction to the point of beginning.

MAP

One inch - One thousand feet

ONE SQUARE MILE



N
W
E
S
4974
#1
#2
#3
#4
#5
#6
4800
Prospect
1
2
3
4
5
6
27
4820
4764
Grove
4800
Cedar

Section 27 Range 13W Township 26S Base and Meridian.
New Mexico

Date March, 2004

(signature)

01788